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                                                                   Exhibit 25-7

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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.   20549

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                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                OF A TRUSTEE PURSUANT TO SECTION 305 (b)(2)_____

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                            BANKERS TRUST COMPANY
             (Exact name of trustee as specified in its charter)

NEW YORK                                                   13-4941247
(Jurisdiction of incorporation                             (I.R.S. Employer
if not a U.S. national bank)                               Identification no.)

FOUR ALBANY STREET
NEW YORK, NEW YORK                                               10006
(Address of principal                                            (Zip Code)
executive offices)

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                          THE DETROIT EDISON COMPANY
              (Exact name of obligor as specified in the charter)


MICHIGAN                                                    38-0478650
(State or other jurisdiction                                (I.R.S. employer
of incorporation or organization)                           Identification no.)

2000 SECOND AVENUE
DETROIT, MICHIGAN                                           48226
(Address of principal                                       (Zip Code)
executive offices)

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                        QUARTERLY INCOME DEBT SECURITIES
                      (Title of the indenture securities)
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ITEM  1.   GENERAL INFORMATION.
           Furnish the following information as to the Trustee.

           (a) Name and address of each examining or supervising authority to which it is subject.

           NAME                                             ADDRESS
           ----                                             -------
           Federal Reserve Bank (2nd District)        New York, N.Y.
           Federal Deposit Insurance Corporation      Washington, D.C.
           New York State Banking Department          Albany, N.Y.

           (b) Whether it is authorized to exercise corporate trust powers.

                    Yes.

ITEM  2.   AFFILIATIONS WITH OBLIGOR.

           If the obligor is an affiliate of the Trustee, describe each such affiliation.

           None.

ITEM 16.   LIST OF EXHIBITS.

           EXHIBIT 1 -      Restated Organization Certificate of Bankers
                            Trust Company dated August 7, 1990 and
                            Certificate of Amendment of the Organization
                            Certificate of Bankers Trust Company dated
                            March 28, 1994 - Incorporated herein by
                            reference to Exhibit 1 filed with Form T-1
                            Statement, Registration No. 33-79862.

           EXHIBIT 2 -      Certificate of Authority to commence business
                            - Incorporated herein by reference to Exhibit
                            2 filed with Form T-1 Statement, Registration
                            No. 33-21047.

           EXHIBIT 3 -      Authorization of the Trustee to exercise
                            corporate trust powers - Incorporated herein by reference to Exhibit 3 filed with Form T-1
                            Statement, Registration No. 33-21047.


           EXHIBIT 4 -      A copy of existing By-Laws of Bankers Trust
                            Company, dated as amended on  September 21,
                            1993. - Incorporated herein by reference to
                            Exhibit 4 filed with Form T-1 Statement,
                            Registration No. 33-52359.
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           EXHIBIT 5 -      Not applicable.

           EXHIBIT 6 -      Consent of Bankers Trust Company required by
                            Section 321(b) of the Act. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No.
                            22-18864.

           EXHIBIT 7 -      A copy of the latest report of condition of
                            Bankers Trust Company - Incorporated herein by reference to Exhibit 7 to Form T-1 filed with Registration Statement No. 33-57835.

           EXHIBIT 8 -      Not Applicable

           EXHIBIT 9 -      Not Applicable
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                                   SIGNATURE


        Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 14th day of June, 1995.


                                        BANKERS TRUST COMPANY



                                        By      Scott Thiel
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                                                Scott Thiel
                                                Assistant Treasurer